                                                                  EXECUTION COPY

                             SUPPLEMENTAL AGREEMENT

         This Supplemental Agreement (this "Agreement"), is dated and effective as of June 20, 2002, between GMAC Commercial Mortgage Corporation as seller (the "Mortgage Loan Seller") and German American Capital Corporation as purchaser (the "Purchaser").

         WHEREAS, the Mortgage Loan Seller sold certain mortgage loans to the Purchaser pursuant to a certain Mortgage Loan Purchase Agreement, dated as of March 27, 2002 (the "GACC Purchase Agreement").

         WHEREAS, the Purchaser intends to sell the mortgage loans as shown on Exhibit A hereto (the "Mortgage Loans") to GMAC Commercial Mortgage Securities, Inc. as Depositor, (the "Depositor") pursuant to a certain Mortgage Loan Purchase Agreement, dated as of June 20, 2002 (the "Mortgage Loan Purchase Agreement") and the Depositor intends to transfer the Mortgage Loans, together with other multifamily and commercial mortgage loans, to a trust fund (the "Trust Fund") to be formed by the Depositor, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Moody's Investors Service, Inc. and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of June 1, 2002 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, GMAC Commercial Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and special servicer, LaSalle Bank National Association, as trustee (in such capacity, the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement as in effect on the Closing Date (as defined below).

         WHEREAS, the Depositor intends to sell the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Certificates to Deutsche Bank Securities Inc. and Goldman, Sachs & Co. (together, the "Underwriters"), pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement"). The Depositor intends to sell the Class X-1, Class X-2, Class F, Class G and Class H Certificates to Deutsche Bank Securities Inc. and Goldman, Sachs & Co. (in such capacity, each an "Initial Purchaser"), and the Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates to Deutsche Bank Securities Inc. (in such capacity, an "Initial Purchaser") pursuant to two certificate purchase agreements, each dated the date hereof (the "Certificate Purchase Agreements"). The Depositor intends to sell the Class R-I, Class R-II and Class R-III Certificates to a Qualified Institutional Buyer (in such capacity, an "Initial Purchaser").

         WHEREAS, each of the Mortgage Loan Seller and the Purchaser, in connection with the transaction described above, desires to amend and supplement certain of the provisions of the GACC Purchase Agreement as it relates to the Mortgage Loans in order to facilitate such transaction and in contemplation of the assignment by the Purchaser to the Depositor of all of its right, title and interest in and to this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

SECTION 1. Amendment of GACC Purchase Agreement.

         The parties hereto agree that, with respect to the Mortgage Loans only, the GACC Purchase Agreement is hereby amended to the extent that the provisions of such GACC Purchase Agreement are inconsistent with this Agreement.

SECTION 2. Representations, Warranties and Covenants of the Mortgage Loan
           Seller.

     (a) The Mortgage Loan Seller hereby makes, as of June 27, 2002 (the "Closing Date") (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, and its successors and assigns (including, without limitation, the Depositor, the Trustee and the holders of the Certificates), each of the representations and warranties set forth in Exhibit B, with such changes or modifications as may be permitted or required by the Rating Agencies.

     (b) In addition, the Mortgage Loan Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

          (i) The Mortgage Loan Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of California, and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

          (ii) The execution and delivery of this Agreement by the Mortgage Loan Seller, and the performance and compliance with the terms of this Agreement by the Mortgage Loan Seller, will not violate the Mortgage Loan Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affects the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement.

          (iii) The Mortgage Loan Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

          (v) The Mortgage Loan Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Mortgage Loan Seller to perform its obligations under this Agreement or the financial condition of the Mortgage Loan Seller.

          (vi) No litigation is pending with regard to which the Mortgage Loan Seller has received service of process or, to the best of the Mortgage Loan Seller's knowledge, threatened against the Mortgage Loan Seller the outcome of which, in the Mortgage Loan Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Mortgage Loan Seller from entering into this Agreement or materially and adversely affect either the ability of the Mortgage Loan Seller to perform its obligations under this Agreement or the financial condition of the Mortgage Loan Seller.

          (vii) The Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

          (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the Mortgage Loan Seller with this Agreement, or the consummation by the Mortgage Loan Seller of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Mortgage Loan Seller under this Agreement.

     (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser or its successors or assigns or a Material Breach, the party discovering such breach shall give prompt written notice to the other party hereto or if this Agreement has been assigned by the Purchaser, to such assignee. The representations, warranties and covenants set forth in Section 2(a) shall, as between the Mortgage Loan Seller and the Purchaser, supplement, and as between the Mortgage Loan Seller and any successors or assigns of the Purchaser, replace and amend and restate in their entirety, the representations, warranties and covenants of the Mortgage Loan Seller made pursuant to Section 4.1(a) of the GACC Purchase Agreement to the extent they relate to the Mortgage Loans.

SECTION 3. Representations, Warranties and Covenants of the Purchaser.

     (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Mortgage Loan Seller that:

          (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.

          (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affects the ability of the Purchaser to carry out the transactions contemplated by this Agreement.

          (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

          (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Mortgage Loan Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

          (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

     (b) The Purchaser hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Mortgage Loan Seller, and its successors and assigns, with respect to each Mortgage Loan each of the representations and warranties set forth below:

          (i) Immediately prior to the transfer thereof to the Depositor, the Purchaser had whatever title to such Mortgage Loan as was conveyed to it by the Mortgage Loan Seller, free and clear of any and all liens, encumbrances and other interests on, in or to such Mortgage Loan (other than, in certain cases, the right of a third party servicer to directly service such Mortgage Loan) created by the Purchaser. Such transfer validly assigns such title to such Mortgage Loan to the Depositor free and clear of any pledge, lien, encumbrance or security interest created by the Purchaser;

          (ii) The Purchaser has full right and authority to sell, assign and transfer its interest in such Mortgage Loan;

          (iii) The Purchaser has not done anything that would materially impair the coverage under the lender's title insurance policy that insures the lien of the related Mortgage;

          (iv) The Purchaser has not waived any material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note;

          (v) To the Purchaser's actual knowledge, without independent inquiry as to the provisions of the Mortgage Loans, there is no valid offset, defense or counterclaim to such Mortgage Loan arising out of the Purchaser's actions or holding of the Mortgage Loans; and

          (vi) The terms of the related Mortgage and the Mortgage Note have not been impaired, waived, altered or modified by the Purchaser in any material respect, except as specifically set forth in the related Mortgage File;

provided that, with respect to the representations and warranties in clauses
(iii), (iv), (v) and (vi) above, such representations and warranties cover only actions taken directly by the Purchaser and its Affiliates or taken by the Mortgage Loan Seller at the direction of the Purchaser.

     (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Mortgage Loan Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

SECTION 4. Repurchases.

     The Mortgage Loan Seller hereby agrees to comply, on behalf of the Purchaser, with Sections 2.02 and 2.03 of the Pooling and Servicing Agreement, including, but not limited to, any obligation to repurchase or substitute Mortgage Loans in respect of any Material Breach or Material Document Defect.

SECTION 5. Conveyance of Mortgage Files.

     In connection with the Purchaser's assignment of the Mortgage Loans to the Depositor pursuant to the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller acknowledges that the Depositor has directed the Purchaser, and the Mortgage Loan Seller hereby agrees, on behalf of the Purchaser to deliver the Mortgage File to the Trustee, and otherwise comply with the requirements of Sections 2.01(b), 2.01(c) and 2.01(d) of the Pooling and Servicing Agreement on behalf of the Purchaser, provided that whenever the term Mortgage File is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received.

SECTION 6. Representations, Warranties and Agreements to Survive Delivery.

     All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser or its designee.

SECTION 7. Costs.

     Costs relating to the transactions contemplated hereby and in the Mortgage Loan Purchase Agreement shall be borne by the Mortgage Loan Seller.

SECTION 8. Indemnification.

     (a) The Purchaser (the "Indemnifying Party") agrees to indemnify and hold harmless the Mortgage Loan Seller against any and all losses, claims, damages or liabilities, joint or several, to which it may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon the breach of any of the Purchaser's representations or warranties contained in Section 3(b) of this Agreement. This indemnity will be in addition to any liability which the Purchaser may otherwise have.

     (b) The indemnity agreement contained in this Section 8 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, or (ii) any investigation made by any indemnified party.

SECTION 9. Severability of Provisions.

     Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 10. Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

SECTION 11. GOVERNING LAW.

     THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 12. Further Assurances.

     The Mortgage Loan Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

SECTION 13. Successors and Assigns.

     The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage Loan Seller hereunder. The Purchaser and its assignee have the right to assign its interest under this Agreement, in whole or in part. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser, and their permitted successors and assigns.

SECTION 14. Amendments.

     No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.

     IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                              GMAC COMMERCIAL MORTGAGE CORPORATION


                              By:  /s/ David Lazarus
                                   -------------------------------------
                                   Name:    David Lazarus
                                   Title:   Vice President



                              GERMAN AMERICAN CAPITAL CORPORATION


                              By:  /s/ Helaine M. Kaplan
                                   -------------------------------------
                                   Name:    Helaine M. Kaplan
                                   Title:   Authorized Signatory


                              By:  /s/ James M. Fitzpatrick
                                   -------------------------------------
                                   Name:    James M. Fitzpatrick
                                   Title:   Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE


LOAN NUMBER            PROPERTY NAME                              ADDRESS                                      CITY
---------------------------------------------------------------------------------------------------------------------------------
33878        Sovran Self-Storage Loan
33878-1      Sovran Self-Storage (Austin)           8227 N. Lamar Boulevard                                  Austin
33878-2      Sovran Self-Storage (Brewster)         1639 Route 22                                            Brewster
---------------------------------------------------------------------------------------------------------------------------------
33878-3      Sovran Self-Storage (Dayton)           1830 Needmore Road                                       Dayton
33878-4      Sovran Self-Storage (East Lansing)     7551 Coleman Road                                        East Lansing
33878-5      Sovran Self-Storage (Kalamazoo)        1515 South 11th Street                                   Kalamazoo
33878-6      Sovran Self-Storage (League City)      2410 E. Main Street                                      League City
---------------------------------------------------------------------------------------------------------------------------------
33878-7      Sovran Self-Storage (Lehigh Acres)     800 Abrams Boulevard                                     Lehigh Acres
33878-8      Sovran Self-Storage (Northbridge)      872 Church Street Extension                              Northbridge
33878-9      Sovran Self-Storage (Titusville)       1903 Garden Street                                       Titusville
33878-10     Sovran Self-Storage (Wyoming)          4309 Roger B. Chaffee Boulevard                          Wyoming
33878-11     Sovran Self-Storage (Springdale)       11378 Springfield Pike                                   Springdale
30438        Courtyard by Marriott (New Orleans)    300 Julia Street                                         New Orleans
34665        Timmons Office Building                3555 Timmons Lane                                        Houston
33484        Towne Center                           19 Faunce Corner Mall Road                               North Dartmouth
34270        The Homestead                          14010 North Highway 183                                  Austin
---------------------------------------------------------------------------------------------------------------------------------
33100        Lake City Mall                         4297 West U.S. Highway 90, 429 U.S. Highway 90 West      Lake City
32376        Holiday Inn (Orangeburg)               329 State Route 303                                      Orangeburg
33110        Adobe Villas Apartments                3550 East Lake Mead Boulevard                            Las Vegas
34347        Courtyard Apartments                   7015 W. 120th Avenue                                     Broomfield
34086        Target at Hudson Valley Mall           1300 Ulster Avenue                                       Kingston
---------------------------------------------------------------------------------------------------------------------------------
32451        Adolfo Self Storage                    4060 Via Pescador                                        Camarillo
35281        Village Square Apartments              910 & 912 N. Scheurmann Rd.                              Essexville
34947        Harrison Self Storage                  2323 Second Street                                       Davis
34538        Orchard Manor Apartments               4685 Orchard Manor Blvd.                                 Bay City
---------------------------------------------------------------------------------------------------------------------------------
34926        Pelican Bay Apartments                 924 Florida Avenue                                       Panama City
31138        Gateway Self Storage
31138-1      1715 Piney Creek Rd                    1715 Piney Creek Rd                                      Chester
31138-2      112 Cheslou Rd                         112 Cheslou Rd                                           Chester
---------------------------------------------------------------------------------------------------------------------------------
31138-3      528 Thompson Creek Rd                  528 Thompson Creek Rd                                    Stevensville
30236        Central Self Storage                   800 N.W. 31st Avenue                                     Pompano Beach
32019        Rochelle Hall Apartments               1971-1985, 1994-1996 Rochelle Avenue                     Forestville

                                                          MORTGAGE
                                                            RATE     RATE                ORIGINAL                CUT-OFF DATE
LOAN NUMBER     STATE            ZIP CODE                   (%)      TYPE               BALANCE ($)               BALANCE ($)
--------------------------------------------------------------------------------------------------------------------------------
33878                                                     7.80000    Fixed               30,500,000               30,383,449
33878-1        Texas               78753                        -                                 -                        -
33878-2        New York            10509                        -                                 -                        -
--------------------------------------------------------------------------------------------------------------------------------
33878-3        Ohio                45414                        -                                 -                        -
33878-4        Michigan            48823                        -                                 -                        -
33878-5        Michigan            49009                        -                                 -                        -
33878-6        Texas               77573                        -                                 -                        -
--------------------------------------------------------------------------------------------------------------------------------
33878-7        Florida             33971                        -                                 -                        -
33878-8        Massachusetts       01534                        -                                 -                        -
33878-9        Florida             32796                        -                                 -                        -
33878-10       Michigan            49548                        -                                 -                        -
33878-11       Ohio                45246                        -                                 -                        -
30438          Louisiana           70130                  7.90000    Fixed               18,000,000               17,726,779
34665          Texas               77027                  7.27000    Fixed               14,940,000               14,893,058
33484          Massachusetts       02747                  7.18000    Fixed               14,640,000               14,575,385
34270          Texas               78717                  7.45000    Fixed               11,000,000               10,960,525
--------------------------------------------------------------------------------------------------------------------------------
33100          Florida             32055                  7.48000    Fixed               10,300,000               10,263,277
32376          New York            10962                  7.39000    Fixed                8,800,000                8,730,853
33110          Nevada              89115                  7.30000    Fixed                4,320,000                4,289,313
34347          Colorado            80020                  6.90000    Fixed                4,115,000                4,095,657
34086          New York            12401                  7.26000    Fixed                4,000,000                3,985,043
--------------------------------------------------------------------------------------------------------------------------------
32451          California          93012                  7.73000    Fixed                3,400,000                3,364,559
35281          Michigan            48732                  7.29000    Fixed                2,670,000                2,657,116
34947          California          95616                  7.70000    Fixed                2,325,000                2,318,251
34538          Michigan            48706                  7.29000    Fixed                2,030,000                2,020,204
--------------------------------------------------------------------------------------------------------------------------------
34926          Florida             32401                  7.07000    Fixed                2,000,000                1,985,927
31138                                                     7.82000    Fixed                1,890,000                1,877,184
31138-1        Maryland            21619                        -                                 -                        -
31138-2        Maryland            21619                        -                                 -                        -
--------------------------------------------------------------------------------------------------------------------------------
31138-3        Maryland            21666                        -                                 -                        -
30236          Florida             33069                  7.72000    Fixed                1,835,000                1,822,240
32019          Maryland            20747                  7.05000    Fixed                1,400,000                1,390,115

                   REMAINING                            ANTICIPATED
                    TERM TO                              REPAYMENT       DATE PAYMENT         MONTHLY
LOAN NUMBER     MATURITY (MOS.)     MATURITY DATE          DATE              DUE              PAYMENT         ARD LOAN
------------------------------------------------------------------------------------------------------------------------
33878                 114              12/5/11                                5              219,560.50
33878-1                                                                                               -
33878-2                                                                                               -
------------------------------------------------------------------------------------------------------------------------
33878-3                                                                                               -
33878-4                                                                                               -
33878-5                                                                                               -
33878-6                                                                                               -
------------------------------------------------------------------------------------------------------------------------
33878-7                                                                                               -
33878-8                                                                                               -
33878-9                                                                                               -
33878-10                                                                                              -
33878-11                                                                                              -
30438                 105               3/1/11                                1               137,736.63
34665                 116               2/5/12                                5               102,119.88
33484                 114              12/5/11                                5                99,176.46
34270                 115               1/5/12                                5                76,537.33
------------------------------------------------------------------------------------------------------------------------
33100                 115               1/5/12                                5                71,878.09
32376                 113              11/1/11                                1                64,402.89
33110                 110               8/5/11                                5                29,616.66
34347                 114              12/5/11                                5                27,101.40
34086                 115               1/5/12                                5                27,314.19
------------------------------------------------------------------------------------------------------------------------
32451                 110               8/5/11                                5                25,636.55
35281                 115               1/5/12                                5                18,872.35
34947                 117               3/5/12                                5                17,485.14
34538                 115               1/5/12                                5                14,348.64
------------------------------------------------------------------------------------------------------------------------
34926                 114              12/5/11                                5                14,225.02
31138                 109               7/5/11                                5                13,631.73
31138-1                                                                                                -
31138-2                                                                                                -
------------------------------------------------------------------------------------------------------------------------
31138-3                                                                                                -
30236                 109               7/5/11                                5                13,108.14
32019                 114              12/5/11                                5                 9,939.61

                                                                                            ADDITIONAL
                CREDIT LEASE                                           BROKER STRIP         SERVICING      CROSS COLLATERALIZED
LOAN NUMBER         LOAN              PREPAYMENT PROVISION                 LOAN              FEE LOAN           LOAN GROUPS
----------------------------------------------------------------------------------------------------------------------------------
33878                             Lockout/30_Defeasance/88_0%/2
33878-1
33878-2
----------------------------------------------------------------------------------------------------------------------------------
33878-3
33878-4
33878-5
33878-6
----------------------------------------------------------------------------------------------------------------------------------
33878-7
33878-8
33878-9
33878-10
33878-11
30438                             Lockout/48_Defeasance/68_0%/4
34665                             Lockout/28_Defeasance/90_0%/2
33484                             Lockout/30_Defeasance/88_0%/2
34270                             Lockout/29_Defeasance/89_0%/2
----------------------------------------------------------------------------------------------------------------------------------
33100                             Lockout/29_Defeasance/87_0%/4
32376                             Lockout/43_Defeasance/73_0%/4
33110                             Lockout/34_Defeasance/84_0%/2
34347                             Lockout/30_Defeasance/88_0%/2
34086                             Lockout/29_Defeasance/87_0%/4
----------------------------------------------------------------------------------------------------------------------------------
32451                             Lockout/34_Defeasance/84_0%/2
35281                             Lockout/29_Defeasance/87_0%/4                                                   Group C
34947                             Lockout/27_Defeasance/91_0%/2
34538                             Lockout/29_Defeasance/87_0%/4                                                   Group C
----------------------------------------------------------------------------------------------------------------------------------
34926                             Lockout/30_Defeasance/88_0%/2
31138                             Lockout/35_Defeasance/83_0%/2
31138-1
31138-2
----------------------------------------------------------------------------------------------------------------------------------
31138-3
30236                             Lockout/35_Defeasance/83_0%/2
32019                             Lockout/30_Defeasance/89_0%/1

                                                                                                        MASTER
                       ENVIRONMENTAL                LETTER OF                                         SERVICING
LOAN NUMBER            INSURANCE LOAN              CREDIT LOAN            LEASEHOLD                  FEE RATE (%)
-----------------------------------------------------------------------------------------------------------------
33878                                                                                                   0.12820
33878-1
33878-2
-----------------------------------------------------------------------------------------------------------------
33878-3
33878-4
33878-5
33878-6
-----------------------------------------------------------------------------------------------------------------
33878-7
33878-8
33878-9
33878-10
33878-11
30438                                                                                                   0.12820
34665                                                                                                   0.12820
33484                                                                Both Fee/Leasehold                 0.12820
34270                                                                                                   0.12820
-----------------------------------------------------------------------------------------------------------------
33100                                                                                                   0.12820
32376                                                                     Leasehold                     0.12820
33110                                                                                                   0.12820
34347                                                                                                   0.12820
34086                                                                                                   0.12820
-----------------------------------------------------------------------------------------------------------------
32451                                                                                                   0.12820
35281                                                                                                   0.12820
34947                                                                                                   0.12820
34538                                                                                                   0.12820
-----------------------------------------------------------------------------------------------------------------
34926                                                                                                   0.12820
31138                                                                                                   0.12820
31138-1
31138-2
-----------------------------------------------------------------------------------------------------------------
31138-3
30236                                                                                                   0.12820
32019                                                                                                   0.12820

                                    EXHIBIT B

           REPRESENTATIONS AND WARRANTIES OF THE MORTGAGE LOAN SELLER
                     REGARDING THE INDIVIDUAL MORTGAGE LOANS

     For purposes of these representations and warranties, the phrases "to the knowledge of the Mortgage Loan Seller" or "to the Mortgage Loan Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Mortgage Loan Seller or any servicer acting on its behalf regarding the matters referred to, in each case: (i) after the Mortgage Loan Seller's having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily, as applicable, mortgage lenders, and in all events as required by the Mortgage Loan Seller's underwriting standards, at the time of the Mortgage Loan Seller's origination or acquisition of the particular Mortgage Loan; and
(ii) subsequent to such origination, utilizing the servicing and monitoring practices customarily utilized by prudent commercial mortgage loan servicers with respect to securitizable commercial or multifamily, as applicable, mortgage loans. Also for purposes of these representations and warranties, the phrases "to the actual knowledge of the Mortgage Loan Seller" or "to the Mortgage Loan Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Mortgage Loan Seller or any servicer acting on its behalf without any express or implied obligation to make inquiry. All information contained in documents included in the definition of Mortgage File in the Pooling and Servicing Agreement shall be deemed to be within the knowledge and the actual knowledge of the Mortgage Loan Seller, to the extent that the Mortgage Loan Seller or its closing counsel or custodian, if any, have reviewed or had possession of such document at any time. For purposes of these representations and warranties, to the extent that any representation or warranty is qualified by the Mortgage Loan Seller's knowledge with respect to the contents of the Note, Mortgage, lender's title policy and any letters of credit or ground leases, if such document is not included in the Mortgage File, the Mortgage Loan Seller shall make such representation or warranty without any such qualification. Wherever there is a reference in a representation or warranty to receipt by, or possession of, the Mortgage Loan Seller of any information or documents, or to any action taken by the Mortgage Loan Seller or to any action which has not been taken by the Mortgage Loan Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking such action by, either of the Mortgage Loan Seller or any servicer acting on its behalf. For purposes of these representations and warranties, when referring to the conduct of "reasonable prudent institutional commercial or multifamily, as applicable mortgage lenders" (or similar such phrases and terms), such conduct shall be measured by reference to the industry standards generally in effect as of the date the related representation or warranty relates to or is made.

     The Mortgage Loan Seller hereby represents and warrants with respect to the Mortgage Loans that, as of the date herein below specified or, if no such date is specified, as of the Closing Date, and subject to Section 18 of this
Agreement:

     1. Mortgage Loan Schedule. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule to the Pooling and Servicing Agreement was true and accurate in all material respects as of the Cut-Off Date and contains all of the information set forth in the definition of "Mortgage Loan Schedule" in the Pooling and Servicing Agreement.

     2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Mortgage Loan Seller had good title to, and was the sole owner of, each Mortgage Loan. The Mortgage Loan Seller has full right, power and authority to sell, transfer and assign each Mortgage Loan to, or at the direction of, the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances (other than the rights to servicing and related compensation as reflected in the Mortgage Loan Schedule). Subject to the completion of the names and addresses of the assignees and endorsees and any missing recording information in all instruments of transfer or assignment and endorsements and the completion of all recording and filing contemplated hereby and by the Pooling and Servicing Agreement, the Mortgage Loan Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights described on Schedule B-41 hereto or otherwise contemplated by this Agreement or the Pooling and Servicing Agreement). The sale of the Mortgage Loans to the Purchaser or its designee does not require the Mortgage Loan Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, endorsed to the Purchaser, or its designee, in conformity with the requirements of the definition of "Mortgage File" in the Pooling and Servicing Agreement and each such endorsement is genuine.

     3. Payment Record. Such Mortgage Loan was not as of the Cut-off Date for such Mortgage Loan, and has not been during the twelve-month period prior thereto, 30 days or more delinquent in respect of any debt service payment required thereunder, without giving effect to any applicable grace period.

     4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a legal, valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, except for the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment meeting the requirements described in Paragraph 8 below); (c) exceptions and exclusions specifically referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment meeting the requirements described in Paragraph 8 below); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) condominium declarations of record and identified in the related lender's title insurance policy (or, if not yet issued, identified in a pro forma title policy or title policy commitment meeting the requirements described in Paragraph 8 below); and (g) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same group of Cross-Collateralized Mortgage Loans. With respect to each Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan or materially and adversely affect the value of the Mortgage Loan. The related assignment of the Mortgage for each Mortgage Loan, executed and delivered in favor of the Trustee, is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller) to validly and effectively convey the assignor's interest therein and constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

     5. Assignment of Leases. There exists as part of the related Mortgage File an Assignment of Leases (an "Assignment of Leases") either as a separate document or as part of the Mortgage. Each related Assignment of Leases creates a valid, first priority collateral assignment of, or a valid perfected first priority lien on or security interest in, certain rights under the related lease or leases, including the right to receive all payment due under the related Lease, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property and none of the related leases contains any restriction on such collateral assignment or creation of a security interest therein, as applicable. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller) to validly and effectively convey the assignor's interest therein and constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee.

     6. Mortgage Status; Waivers and Modifications. The terms of the Mortgage Loan have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security provided by such Mortgage Loan and the related Mortgaged Property other than any material amendment or modification which has been effected pursuant to a written instrument and has been duly submitted for recordation to the extent necessary to protect the interests of the mortgagee, and is a part of the related Mortgage File. Except as set forth on Schedule B-6, no consents, waivers, modifications, alterations or assumptions of any kind with respect to a Mortgage Loan have occurred since the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to Allied Capital Corporation. The Mortgage Loan Seller has not taken any affirmative action inconsistent with the Servicing Standard that would cause the representations and warranties of the related Mortgagor under the Mortgage Loan not to be true and correct in any material respect.

     7. Condition of Property; Condemnation. In the case of each Mortgage Loan, one or more engineering reports were prepared in connection with the origination of such Mortgage Loan by an independent third-party engineering firm who inspected the Mortgaged Property, and except as set forth in such engineering assessment(s) or on Schedule B-7A, the related Mortgaged Property is, to the Mortgage Loan Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in cases set forth in clauses (a), (b) and (c) below). As of origination of such Mortgage Loan there was no proceeding pending, and subsequent to such date, the Mortgage Loan Seller has not received actual notice of, any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property. Except as set forth on Schedule B-7B, if any of the engineering reports referred to above in this Paragraph 7 revealed any material damage or material deferred maintenance, then one of the following is true: (a) the repairs and/or maintenance necessary to correct such condition have been completed in all material respects; (b) an escrow of funds is required or a letter of credit was obtained in a percentage equal to 125% of the amount reasonably estimated to be sufficient to complete the repairs and/or maintenance necessary to correct such condition; or (c) the reasonable estimate of the cost to complete the repairs and/or maintenance necessary to correct such condition represented no more than (i) 2% of the value of the related Mortgaged Property as reflected in an appraisal conducted in connection with the origination of the subject Mortgage Loan or (ii) $50,000 whichever is less. As of the date of the origination of each Mortgage Loan, except as set forth on Schedule B-7B: (x) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not affect the value or current principal use of such Mortgaged Property to any material extent, (y) no improvements on adjoining properties encroached upon such Mortgaged Property so as to affect the value or current principal use of such Mortgaged Property to any material extent, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below and (z) the Mortgaged Property securing each Mortgage Loan is located on or adjacent to a public road, or has access to an irrevocable easement permitting ingress and egress.

     8. Title Insurance. The lien of each Mortgage securing a Mortgage Loan is insured by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (except that if such policy is yet to be issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment in either case marked as binding and countersigned by the title company or its authorized agent, either on its face or by an acknowledged closing instruction or escrow letter) in the original principal amount of such Mortgage Loan after all advances of principal, insuring the originator of the related Mortgage Loan, its successors and assigns (as the sole insured) that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, the Mortgage Loan Seller has made no claims thereunder and, to the Mortgage Loan Seller's knowledge, no prior holder of the related Mortgage has made any claims thereunder and no claims have been paid thereunder. The Mortgage Loan Seller has not, and to the Mortgage Loan Seller's knowledge, no prior holder of the related Mortgage has done anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser or its designee and recording of the related Assignment of Mortgage in favor of the Purchaser or its designee in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for any of the following circumstances, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) that the related Mortgaged Property has access to a public road, and (b) that the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage. Such Title Policy contains no exclusion regarding the encroachment upon any easements of any permanent improvements located on the related Mortgaged Property for which the grantee of such easement has the ability to force removal of such improvement, or such Title Policy affirmatively insures against losses caused by forced removal of any material permanent improvements on the related Mortgaged Property that encroach upon any material easements.

     9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto. If the related Mortgage Loan documents include any requirements regarding (a) the completion of any on-site or off-site improvements and (b) the disbursement of any funds escrowed for such purpose, and if those requirements were to have been complied with on or before the Closing Date, then such requirements have been complied with in all material respects or such funds so escrowed have not been released except to the extent specifically provided by the related Mortgage Loan documents.

     10. Mortgage Provisions. The Mortgage Note, Mortgage (along with any security agreement and UCC financing statement) and Assignment of Leases for each Mortgage Loan, together with applicable state law, contain customary and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions for commercial Mortgage Loans such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. The Mortgage Loan documents for each Mortgage Loan, subject to applicable law, provide for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents if there is an event of default under such Mortgage Loan.

     11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either (i) been properly designated, has accepted such designation and currently so serves or (ii) may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Mortgage Loan Seller, the Depositor or any transferee thereof except for such fees and expenses (all of which are the obligation of the related Mortgagor under the related Mortgage Loan documents) as would be payable in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

     12. Environmental Conditions. Except in the case of the Mortgaged Properties identified on Schedule B-12A, (a) an environmental site assessment meeting the requirements of the American Society for Testing and Materials and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the Mortgaged Property ("Environmental Report"), or an update of such an assessment, was performed by a licensed (to the extent required by applicable state law) reputable, independent third-party environmental consulting firm with respect to each Mortgaged Property in connection with the origination of such Mortgage Loan and/or thereafter updated such that, except as set forth on Schedule B-12B, such Environmental Report is dated no earlier than twelve months prior to the Closing Date, (b) a copy of each such Environmental Report has been delivered to the Purchaser, and (c) either: (i) no such Environmental Report provides that as of the date of the report there is a material violation of any applicable environmental laws with respect to any circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then, except as described on Schedule B-12C, one or more of the following are true: (A) one or more parties not related to or including the related Mortgagor and collectively having financial resources reasonably estimated by the Mortgage Loan Seller at the time of origination to be adequate to cure the subject violation in all material respects, were identified as the responsible party or parties for such condition or circumstance and such condition or circumstance does not materially impair the value of the Mortgaged Property, (B) the related Mortgagor was required to provide additional security reasonably estimated by the Mortgage Loan Seller at the time of origination to be adequate to cure the subject violation in all material respects, (C) if and to the extent that such condition or circumstances can, based upon the recommendation set forth in the subject Environmental Report, be remediated or otherwise appropriately addressed in all material respects through the implementation of an operations and maintenance plan, the related Mortgagor was required to obtain and maintain an operations and maintenance plan, (D) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence reasonably acceptable to a reasonably prudent commercial mortgage lender that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance,
(E) such conditions or circumstances were investigated further and based upon such additional investigation, an independent third-party environmental consultant recommended no further investigation or remediation, (F) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than the lesser of 2% of the outstanding principal balance of the related Mortgage Loan or $50,000, (G) there exists an escrow of funds reasonably estimated by the Mortgage Loan Seller at origination to be sufficient for purposes of effecting such remediation, (H) the related Mortgaged Property is identified on Schedule B-12D and insured under a policy of insurance subject to per occurrence and aggregate limits and a deductible, each as set forth on Schedule C-12D, against certain losses arising from such circumstances and conditions or (I) a party with financial resources reasonably estimated by the Mortgage Loan Seller at the time of origination to be adequate to cure the subject violation in all material respects provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation. To the Mortgage Loan Seller's actual knowledge, having made no independent inquiry other than reviewing the Environmental Reports(s) and employing an environmental consultant to perform the assessment(s) referenced herein, there are no material circumstances or conditions with respect to any Mortgaged Property not revealed in any such Environmental Report, where obtained, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. The Mortgage Loan Seller has not taken any affirmative action which would cause the Mortgaged Property securing any Mortgage

Loan not to be in compliance with all federal, state and local laws pertaining to environmental hazards. Each Mortgagor represents and warrants in the related Mortgage Loan documents substantially to the effect that, except as set forth in certain specified environmental reports and to the Mortgagor's knowledge, as of the date of origination, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials which violate federal, state or local laws, ordinances, regulations, orders, directives, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. Unless the related Mortgaged Property is identified on Schedule B-12D, the related Mortgagor (or an affiliate thereof) has agreed to indemnify mortgagee against, or otherwise be liable for, any and all losses resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan, generally including any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind or nature whatsoever (including without limitation, attorneys' fees and expenses) paid, incurred or suffered by or asserted against, any such party resulting from such breach.

     13. Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Mortgagor, or any guarantor of non-recourse exceptions and environmental liability, with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law. There is no right of rescission, offset, abatement, diminution or valid defense or counterclaim available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby. The Mortgage Loan Seller has no actual knowledge of any such rights, defenses or counterclaims having been asserted.

     14. Insurance. Except as otherwise set forth on Schedule B-14A, all improvements upon each Mortgaged Property are insured under a fire and extended perils insurance policy included within the classification "All Risk of Physical Loss" insurance (or the equivalent) policy in an amount (subject to a customary and reasonable deductible) at least equal to the full insurable replacement cost of the improvements located on such Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of coinsurance and does not permit reduction in insurance proceeds for depreciation. Except in the case of the Mortgaged Properties identified on Schedule B-14B hereto, each Mortgaged Property is the subject of a business interruption, actual loss sustained or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income). If any portion of the improvements upon the related Mortgaged Property was, at the time of the origination of such Mortgage Loan, in a flood zone area as identified in the Federal Register by the Federal Emergency Management Agency as a 100 year flood zone or special hazard area, and flood insurance was available, a flood insurance policy meeting any requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the outstanding principal balance of such Mortgage Loan, (2) the full insurable value of such Mortgaged Property, (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended, or (4) 100% of the replacement cost of the improvements located on such Mortgaged Property. If any Mortgaged Property is located in the state of California or in a "seismic zone" 3 or 4, a seismic assessment was conducted (except in the case of mobile home parks) at the time of originations and seismic insurance was obtained to the extent such Mortgaged Property has a PML of greater than twenty percent (20%) calculated using at least a 450 a year look back with a 10% probability of exceedance in a 50 year period. If the Mortgaged Property for any Mortgage Loan is located in any of the locations set forth on Schedule B-14WS, then such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on the related Mortgaged Property. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without thirty (30) days' (fifteen (15) days for non-payment of premiums) prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgaged Property and all improvements thereon are also covered by comprehensive general liability insurance in such amounts as are generally required by reasonably prudent commercial lenders or as recommended by a reputable, independent insurance consultant. If any Mortgaged Property is, to the Mortgage Loan Seller's knowledge, a materially non-conforming use or structure under applicable zoning laws and ordinances, then, in the event of a material casualty or destruction, one or more of the following is true: (i) such Mortgaged Property may be restored or repaired to materially the same extent of the use or structure at the time of such casualty; (ii) such Mortgaged Property is covered by law and ordinance insurance in an amount customarily required by reasonably prudent commercial mortgage lenders or as recommended by a reputable, independent insurance consultant; or (iii) the amount of hazard insurance currently in place and required by the related Mortgage Loan documents would generate proceeds sufficient to pay off the subject Mortgage Loan. Additionally, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's, Moody's or Fitch Ratings of not less than A-minus (or the equivalent), or from A.M. Best of not less than "A:V" (or the equivalent) except that for any Mortgage Loan having a Cut-off Date Principal Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's, Moody's or Fitch of not less than A (or the equivalent), or from A.M. Best of not less than "A:IX" (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the Mortgagee to require insurance as described above. Except under circumstances set forth in the related Mortgage Loan documents that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). Based on the due diligence performed by the Mortgage Loan Mortgage Loan Seller, which in all events was at least such due diligence as a prudent commercial mortgage lender (with respect to the below referenced insurance policies regarding the origination of the related Mortgage Loan) or a prudent commercial mortgage servicer (with respect to any renewal of the below referenced insurance policies since the origination of the related Mortgage Loan) would undertake with respect to such issue after September 11, 2001, for each Mortgage Loan, except as indicated on Schedule B-14C, the related all risk property casualty insurance policy and business interruption policy do not specifically exclude acts of terrorism, or any related damage claims, from coverage as of the later of (i) the date of origination of the Mortgage Loan and (ii) the last date as of which the policy was renewed or amended except as indicated on Schedule __, and the related loan documents do not expressly prohibit or waive such coverage, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. To the Mortgage Loan Seller's actual knowledge, all insurance policies described above are with an insurance carrier qualified to write insurance in the relevant jurisdiction and all insurance described above is in full force and effect.

     15. Taxes and Assessments. No real estate taxes or governmental assessments or governmental charges that prior to the Cut-Off Date became due and owing in respect of each Mortgaged Property are delinquent and unpaid, or, an escrow of funds in an amount sufficient to pay such payments has been established. Such taxes, assessments and charges shall not be considered delinquent and unpaid until the date on which interest or penalties may first be payable thereon.

     16. Mortgagor Bankruptcy. No Mortgaged Property, nor any portion thereof is the subject of, and no Mortgagor under a Mortgage Loan is a debtor in, any state or federal bankruptcy, insolvency or similar proceeding.

     17. Local Law Compliance. To the Mortgage Loan Seller's knowledge, based upon a letter from governmental authorities, an opinion of counsel, a zoning consultant's report, an endorsement to the related Title Policy, or (when such would be acceptable to a reasonably prudent commercial mortgage lender) a representation of the related Mortgagor at the time of origination of the subject Mortgage Loan, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located, except as described on Schedule B-17, the improvements located on or forming part of, and the existing use of, each Mortgaged Property: (i) are not in violation of any applicable building codes or land laws applicable to the Mortgaged Property, the improvements thereon or the use and occupancy thereof which would have a material adverse effect on the value, operation, current principal use or net operating income of the Mortgaged Property which are not covered by title insurance; and (ii) are in material compliance with applicable zoning laws and ordinances, including all such applicable parking ordinances or requirements, or constitute a legal non-conforming use or structure (provided that with respect to any non-conformity with such laws or ordinances either: (x) in the event of casualty or destruction, the use or structure may be restored or repaired to the full extent of the use or structure at the time of such casualty as provided in Paragraph 14 above; (y) law and ordinance insurance coverage has been obtained for the structure or use as provided in Paragraph 14 above; or (z) such non-compliance does not materially and adversely affect the value of the related Mortgaged Property).

     18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in the subject real property (the "Fee Interest"), then, except as set forth on Schedule B-18:

          (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage; to the extent required under such Ground Lease, the lessor under such Ground Lease has been sent notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

          (b) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances, and such Ground Lease provides that it shall remain superior to any mortgage or other lien upon the related Fee Interest;

          (c) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date); and in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of such lessor;

          (d) Such Ground Lease is in full force and effect, and the Mortgage Loan Seller has not received, as of the Closing Date, any notice that an event of default has occurred thereunder and to the Mortgage Loan Seller's actual knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

          (e) Such Ground Lease requires the lessor under such Ground Lease thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan provided such mortgagee has provided such lessor with notice of its lien in accordance with the provisions of such Ground Lease and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease and the Mortgage Loan Seller has provided such lessor with notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

          (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

          (g) Except as set forth on Schedule B-18G, such Ground Lease has an original term (or an original term plus options exercisable by the holder of the related Mortgage) which extends not less than twenty (20) years beyond the end of the amortization term of such Mortgage Loan;

          (h) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease by reason of default by the Mortgagor including termination as a result of a rejection of such Ground Lease in a bankruptcy proceeding;

          (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds, will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon. Under the terms of such Ground Lease and the related Mortgage Loan documents, taken together, any condemnation proceeds or awards in respect of a total or substantially total taking will be applied first to the payment of the outstanding principal and interest on the Mortgage Loan (except as otherwise provided by applicable law) and subject to any rights to require the improvements to be rebuilt;

          (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

          (k) The lessor under such Ground Lease is not permitted in the absence of an uncured default to disturb the possession, interest or quiet enjoyment of the tenant in any manner, which would materially adversely affect the security provided by such Ground Lease and the related Mortgage; and

          (l) Such Ground Lease provides that it may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns.

     19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a), and the related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) (without regard to Section 856(e)(4) of the Code).

     20. Advancement of Funds. The Mortgage Loan Seller has not (nor, to the Mortgage Loan Seller's knowledge, has any prior holder of such Mortgage Loan) advanced funds or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (or a tenant at or the property manager of the related Mortgaged Property), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

     21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or provide for negative amortization. Neither the Mortgage Loan Seller nor any Affiliate thereof has any obligation to make any capital contribution to the Mortgagor under the Mortgage Loan or otherwise.

     22. Legal Proceedings. To the Mortgage Loan Seller's knowledge, as of origination of the Mortgage Loan, there were no, and to the Mortgage Loan Seller's actual knowledge, as of the Closing Date, there are no pending actions, suits, litigation or other proceedings by or before any court or governmental authority against or affecting the Mortgagor (or any guarantor to the extent a reasonably prudent commercial or multifamily, as applicable, mortgage lender would consider such guarantor material to the underwriting of such Mortgage
Loan) under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan, the Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the ability of any such guarantor to meet its obligations under the applicable guaranty.

     23. Other Mortgage Liens. Except as otherwise set forth on Schedule B-23, none of the Mortgage Loans permits the related Mortgaged Property or any direct controlling interest in the related Mortgagor to be encumbered by any mortgage lien or, in the case of a direct controlling interest in the related Mortgagor, a lien to secure any other debt, without the prior written consent of the holder of the subject Mortgage Loan or the satisfaction of debt service coverage or similar criteria specified therein. To the Mortgage Loan Seller's knowledge, as of origination of the subject Mortgage Loan, and to the Mortgage Loan Seller's actual knowledge, as of the Closing Date, except as otherwise set forth on Schedule B-23, and except for cases involving other Mortgage Loans, no Mortgaged Property securing the subject Mortgage Loan is encumbered by any other mortgage liens (other than Permitted Encumbrances) and no direct controlling equity interest in the related Mortgagor is encumbered by a lien to secure any other debt. The related Mortgage Loan documents do not specifically prohibit the mortgagee from requiring the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including reasonable legal fees and expenses and any applicable Rating Agency fees, or would permit the subject mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

     24. No Mechanics' Liens. To the Mortgage Loan Seller's knowledge, as of the origination of the Mortgage Loan, and, to the Mortgage Loan Seller's actual knowledge, as of the Closing Date: (i) each Mortgaged Property (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such mechanic's or materialmen's lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

     25. Compliance with Usury Laws. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

     26. Licenses and Permits. Except as set forth on Schedule B-26, each Mortgage Loan contains provisions substantially to the effect that, to the extent required by applicable law, each Mortgagor is required to be qualified to do business and requires the related Mortgagor and the related Mortgaged Property to be in material compliance with all regulations, licenses, permits, authorizations, restrictive covenants and zoning, parking and building laws or ordinances, in each case to the extent required by law or to the extent that the failure to be so qualified or in compliance would have a material and adverse effect upon the enforceability of the Mortgage Loan or upon the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

     27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages upon which recording taxes and fees were paid in an amount sufficient to allow the mortgagee to realize on the Mortgaged Properties in an amount at least equal to the original principal balance of such Mortgage Loan.

     28. Releases of Mortgaged Properties. Except as set forth on Schedule B-28A, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon: (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of material portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon: (i) the satisfaction of certain legal and underwriting requirements, (ii) the payment of a release price for the released property or parcel as set forth on Schedule C-28B or (iii) the delivery of comparable substitute real estate collateral subject to certain conditions precedent as set forth on Schedule B-28C. No release or partial release of any Mortgaged Property, or any portion thereof, expressly permitted pursuant to the terms of any Mortgage Note or Mortgage will constitute a significant modification of the related Mortgage Loan under Treas. Reg. Section 1.860G-2(b)(2). Notwithstanding the foregoing, any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Mortgage Loan Seller did not give any material value in its underwriting of such Mortgage Loan. With respect to any release or substitution, the related Mortgagor is required to pay all reasonable costs and expenses associated therewith incurred by the mortgagee including any Rating Agency fees and expenses.

     29. Defeasance. Each Mortgage Loan containing provisions for defeasance of all or a portion of the Mortgaged Property either (i) requires the prior written consent of, and compliance with all conditions set by, the holder of the Mortgage Loan, (ii) requires confirmation from the rating agencies rating the certificates of any securitization transaction in which such Mortgage Loan is included that such defeasance will not cause the downgrade, withdrawal or qualification of the then current ratings of such certificates, or (iii) requires that (A) defeasance must occur in accordance with the requirements of, and within the time permitted by, applicable REMIC rules and regulations, (B) the replacement collateral consists of non-callable U.S. government securities in an amount sufficient to make all scheduled payments under such Mortgage Loan when due, (C) at the mortgagee's election, the Mortgage Loan may only be assumed by a single-purpose entity designated or approved by the holder of the Mortgage Loan and (D) counsel provide an opinion that the Trustee has a perfected security interest in such U.S. government securities prior to any other claim or interest. The Mortgagor is required by the Mortgage Loan documents to pay all reasonable costs and expenses, including but not limited to Rating Agency fees, accountants fees and legal fees, associated with such defeasance.

     30. Inspection. Except as set forth on Schedule B-30, the Mortgage Loan Seller, an affiliate of the Mortgage Loan Seller, or a correspondent in the conduit funding program of the Mortgage Loan Seller, inspected, or caused the inspection of, each Mortgaged Property within twelve (12) months of the Closing Date.

     31. No Material Default. Other than payments due but not yet 30 days or more past due, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Mortgage Loan Seller in this Exhibit B.

     32. Due-on-Sale. The Mortgage for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgaged Loans or multi-property Mortgage Loans, transfers among co-Mortgagors or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable fees and expenses associated with securing the consent or approval of the holder of the related Mortgage for all such actions requiring such consent or approval under the related Mortgage, including Rating Agency fees and the cost of counsel opinions relating to REMIC or other securitization tax issues.

     33. Single Purpose Entity. Except as otherwise described on Schedule B-33 hereto, each Mortgage Loan with an original principal balance over $5,000,000.00 requires the related Mortgagor to be, at least for so long as the Mortgage Loan is outstanding, and to the Mortgage Loan Seller's actual knowledge, the related Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, which is formed or organized solely for the purpose of owning and operating the related Mortgaged Property or Properties; does not engage in any business unrelated to such Mortgaged Property or Properties and the financing thereof; and whose organizational documents provide, or which entity represented and covenanted in the related Mortgage Loan documents, substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. In addition, each Mortgage Loan with a Cut-off Date Principal Balance of $20,000,000 or more, except as set forth on Schedule B-33, the related Mortgagor's organizational documents provide substantially to the effect that the Mortgagor shall: conduct business in its own name; not guarantee or assume the debts or obligations of any other person; not commingle its assets or funds with those of any other person; prepare separate tax returns and financial statements, or if part of a consolidated group, be shown as a separate member of such group; transact business with affiliates on an arm's length basis; hold itself out as being a legal entity, separate and apart from any other person, and such organizational documents further provide substantially to the effect that: any dissolution and winding up or insolvency filing for such entity is prohibited or requires the consent of an independent director or member or the unanimous consent of all partners or members, as applicable; such documents may not be amended with respect to the Single-Purpose Entity requirements without the approval of the mortgagee or rating agencies; the Mortgagor shall have an outside independent director or member. The Mortgage Loan Seller has obtained, and the Servicing File contains, with respect to each Mortgage Loan having a Cut-off Date Principal Balance of $20,000,000 or more, in connection with its origination or acquisition thereof, a counsel's opinion regarding non-consolidation of the Mortgagor. The organization documents of any Mortgagor on a Mortgage Loan having a Cut-off Date Principal Balance of $20,000,000 or more that is a single member limited liability company, provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member and the Mortgage Loan Seller has obtained in connection with its origination or acquisition of the subject Mortgage Loan, and the Servicing File contains, an opinion of such Mortgagor's counsel confirming that the law of the jurisdiction in which such single member limited liability company was organized permits such continued existence upon such bankruptcy, dissolution, liquidation or death of the sole member of the Mortgagor and that the applicable law provides that creditors of the single member may only attach the assets of the member including the membership interests in the Mortgagor but not the assets of the Mortgagor.

     34. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

     35. Tax Parcels. Except as described on Schedule B-35 of this Agreement, each Mortgaged Property constitutes one or more complete separate tax lots containing no other property, or is subject to an endorsement under the related Title Policy insuring same, or an application for the creation of separate tax lots complying in all respects with the applicable laws and requirements of the applicable governing authority has been made and approved by the applicable governing authority and such separate tax lots shall be effective for the next tax year.

     36. Security Interests. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property owned by a Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a leasing arrangement or purchase money security interest permitted under the terms of such Mortgage Loan or any other applicable personal property leases, provided, the related Mortgage Loan documents contain a provision providing for the assignment of such leases and related contracts to the mortgagee in the event of a foreclosure of the Mortgage Loan), which in all cases, includes any elevators and all Mortgagor-owned furniture, fixtures and equipment material to the operation and use of the Mortgaged Property as presently operated, and if such Mortgaged Property is a hotel or self-storage facility, operated by the related Mortgagor, then such personal property constitutes all of the material personal property required to operate the Mortgagor's business as currently operated (other than any personal property subject to a leasing arrangement or purchase money security interest permitted under the terms of such Mortgage Loan or any other applicable personal property leases, provided, the related Mortgage Loan documents contain a provision providing for the assignment of such leases and related contracts to the mortgagee in the event of a foreclosure of the Mortgage Loan) and the Mortgages, security agreements, chattel mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable first priority (except as noted above in this Paragraph
36) lien and security interest, to the extent perfection may be effected pursuant to applicable law solely by recording or filing UCC Financing Statements, on such items of personalty except as enforceability may be limited as set forth in Paragraph 13. In the case of each Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC Financing Statements have been filed as necessary, in each case, to perfect a valid first security interest in Mortgagor's related operating revenues with respect to such Mortgaged Property. An assignment of each UCC Financing Statement relating to the Mortgage Loan has been completed or will be prepared in blank which the Purchaser or Trustee, as applicable, or its designee is authorized to complete and to file in the filing office in which such Financing Statement was filed. Notwithstanding any of the foregoing, no representation is made as to the perfection or priority of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

     37. Disclosure to Environmental Insurer and Other Matters. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy, then the Mortgage Loan Seller:

          (a) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Mortgage Loan Seller's possession or are otherwise known to the Mortgage Loan Seller; or

          (b) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Mortgage Loan Seller's possession related to such Mortgaged Property;

in each case to the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy, then: (v) all premiums for such insurance have been paid and any deductible is held in escrow by the Mortgage Loan Seller and will be transferred to the Purchaser; (w) such insurance is in full force and effect;
(x) the policy is in an amount equal to at least 125% of the principal balance of the Mortgage Loan; (y) the policy has a term that ends no sooner than five
(5) years after the maturity date of the Mortgage Loan and is not cancelable during such term; and (z) (i) an environmental report, a property condition report or an engineering report was prepared that included an assessment for lead based paint ("LBP") (in the case of a multifamily property built prior to 1978), asbestos containing materials ("ACM") (in the case of any property built prior to 1985) and radon gas ("RG") (in the case of a multifamily property) at such Mortgaged Property and (ii) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting such Mortgaged Property, then, except as otherwise described on Schedule C-38, (A) the related Mortgagor was required to remediate such condition or circumstance prior to the closing of the subject Mortgage Loan, or
(B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure such condition or circumstance, or (C) the related Mortgage Loan documents require the related Mortgagor to establish an operations and maintenance plan with respect to such condition or circumstance after the closing of such Mortgage Loan. If the Mortgage Loan is listed on Schedule B-12D and the environmental insurance for such Mortgage Loan is not a secured creditor policy but was required to be obtained by the Mortgagor, then the holder of the Mortgage Loan is entitled to be an additional insured under such policy, all premiums have been paid, such insurance is in full force and effect and, to the Mortgage Loan Seller's knowledge, the Mortgagor has made the disclosures and complied with the requirements of clauses (a) and (b) of this Paragraph 38.

     38. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treas. Reg.
Section 1.860G-1(b)(2).

     39. Operating Statements. Except as set forth on Schedule B-39, each Mortgage Loan requires the Mortgagor, in some cases only at the request of the holder of the related Mortgage, to provide the owner or holder of the related Mortgage with at least quarterly and annual operating statements, rent rolls (if there is more than one tenant) and related information and annual financial statements, which annual financial statements with respect to each Mortgage Loan with an original principal balance greater than $20 million shall be audited (or prepared and certified) by an independent certified public accountant upon the request of the holder of the related Mortgage.

     40. Recourse. Each Mortgage Loan is non-recourse; provided that, except as described on Schedule B-40, the Mortgagor and either a principal of the Mortgagor or other individual guarantor, with assets other than any interest in the Mortgagor, is liable in the event of (i) fraud or material intentional misrepresentation, (ii) misapplication or misappropriation of rents, insurance payments, condemnation awards or tenant security deposits (to the extent received by the related Mortgagor after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business), or (iii) violation of applicable environmental laws or breaches of environmental covenants; and provided, further, that, with respect to clause (iii) of the preceding proviso, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement. No waiver of liability for such non-recourse exceptions has been granted to the Mortgagor or any such guarantor or principal by the Mortgage Loan Seller or anyone acting on behalf of the Mortgage Loan Seller.

     41. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that has not been assigned to the Purchaser.

     42. Fee Simple or Leasehold Interests. The interest of the related Mortgagor in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

     43. Servicing. The servicing and collection practices used with respect to the Mortgage Loan have complied with applicable law and the servicing standard set forth in Section 3.01(a) of the Pooling and Servicing Agreement.

     44. Originator's Authorization To Do Business. To the extent required under applicable law, at all times when it held such Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located to the extent necessary to ensure the enforceability of such Mortgage Loan.

     45. No Fraud In Origination. In the origination of the Mortgage Loan, none of the Mortgage Loan Seller, the originator, or any employee or mortgage broker, if any, of the Mortgage Loan Seller or the originator, engaged in any fraud or intentional material misrepresentation with respect to the Mortgagor, the Mortgaged Property or any guarantor. To the Mortgage Loan Seller's actual knowledge, no Mortgagor is guilty of defrauding or making an intentional material misrepresentation to the Mortgage Loan Seller or originator with respect to the origination of the Mortgage Loan, the Mortgagor or the Mortgaged Property.

     46. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Mortgage Loan Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Mortgage Loan Seller's actual knowledge, had no interest, direct or indirect, in the Mortgagor, the Mortgaged Property or in any loan made on the security of the Mortgaged Property, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal provides that it satisfy the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

     47. Jurisdiction of Organization. In respect of each Mortgage Loan, in reliance on certified copies of incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico.

     48. Mortgagor Concentration. Except as otherwise specified on Schedule B-48, no single Mortgagor, and to Mortgage Loan Seller's knowledge, no group of affiliated Mortgagors is/are the obligor(s) under any one or more Mortgage Loans with a Cut-off Date Principal Balance of $50,000,000 or more.

     49. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of the Mortgage Loan Seller or its agents (which shall include the Master Servicer). All such escrow deposits which are required for the administration and servicing of such Mortgage Loan are conveyed hereunder to the Purchaser.

     50. Single Asset REMIC. With respect to each of the single asset REMICs, there has been no amendment, waiver, impairment, alteration, or modification to any provision of the related REMIC declaration or to any provisions of the related Mortgage Loan documents since the startup day of the single asset REMIC. With respect to each of the single asset REMICs, the single asset REMIC has been administered, the related Mortgage Loan has been serviced, and each provision of the related REMIC declaration has been complied with in a manner such that the single asset REMIC has not failed to qualify as a REMIC for federal income tax purposes at any time since the Startup Day.

                        EXCEPTIONS AND REQUIRED SCHEDULES

     12. Environmental Conditions - Schedule B-12B

------------------------ -------------------------------- ------------------------------------------------------------
       Loan No.                   Property Name                            Description of Exception
------------------------ -------------------------------- ------------------------------------------------------------
30236                    Central Self Storage             The Environmental Report for this Mortgage Loan is dated
                                                          May 30, 2001.
------------------------ -------------------------------- ------------------------------------------------------------
30438                    Courtyard by Marriott (New       The Environmental Report for this Mortgage Loan is dated
                         Orleans)                         February 5, 2001.
------------------------ -------------------------------- ------------------------------------------------------------
32019                    Rochelle Hall Apartments         The Environmental Report for this Mortgage Loan is dated
                                                          February 15, 2001.
------------------------ -------------------------------- ------------------------------------------------------------
32376                    Holiday Inn (Orangeburg)         The Environmental Report for this Mortgage Loan is dated
                                                          June 12, 2001.
------------------------ -------------------------------- ------------------------------------------------------------
32451                    Adolfo Self Storage              The Environmental Report for this Mortgage Loan is dated
                                                          May 16, 2001.
------------------------ -------------------------------- ------------------------------------------------------------
33110                    Adobe Villas Apartments          The Environmental Report for this Mortgage Loan is dated
                                                          June 26, 2001.
------------------------ -------------------------------- ------------------------------------------------------------


     14.  Insurance.

------------------------ -------------------------------- ------------------------------------------------------------
       Loan No.                   Property Name                            Description of Exception
------------------------ -------------------------------- ------------------------------------------------------------
33878                    Sovran Self Storage              Property Carrier is Crum and Forster, rated BBB by S&P and
                                                          A-X by A.M. Best.
------------------------ -------------------------------- ------------------------------------------------------------
34926                    Pelican Bay Apartments           Windstorm insurance for property is $2,487,000, which is
                                                          less than the insurable value of $2,700,000 for the
                                                          property.
------------------------ -------------------------------- ------------------------------------------------------------


     14.  Insurance - Schedule B-14WS

----------------------------------------- ----------------------------------------------------------------------------
STATE                                     COUNTIES & SPECIFIC CITIES
----------------------------------------- ----------------------------------------------------------------------------
Alabama                                   Baldwin and Mobile
----------------------------------------- ----------------------------------------------------------------------------
Delaware                                  Sussex
----------------------------------------- ----------------------------------------------------------------------------
Florida                                   Entire State--All Counties
----------------------------------------- ----------------------------------------------------------------------------
Georgia                                   Bryan, Camden, Chatham, Glynn, Liberty, McIntosh
----------------------------------------- ----------------------------------------------------------------------------
Hawaii                                    Entire State--All Counties
----------------------------------------- ----------------------------------------------------------------------------
Louisiana                                 Cameron, Iberia, Jefferson, Lafourche, Orleans, Plaquemines, St. Bernard,
                                          St. Mary, St. Tammany, Terrebonne, Vermillion
----------------------------------------- ----------------------------------------------------------------------------


                                      B-20

----------------------------------------- ----------------------------------------------------------------------------
STATE                                     COUNTIES & SPECIFIC CITIES
----------------------------------------- ----------------------------------------------------------------------------
Massachusetts                             Barnstable, Bristol, Dukes, Nantucket, Plymouth
----------------------------------------- ----------------------------------------------------------------------------
Maryland                                  Calvert, Dorchester, Somerset, St. Mary's, Wicomico, Warchester
----------------------------------------- ----------------------------------------------------------------------------
Mississippi                               Hancock, Harrison, Jackson
----------------------------------------- ----------------------------------------------------------------------------
North Carolina                            Beaufort, Bertie, Brunswick, Camden, Carteret, Chowan, Currituck, Dare,
                                          Hyde, New Hanover, Onslow, Pamlico, Pasquotank, Pender, Perquimans,
                                          Tyrell, Washington
----------------------------------------- ----------------------------------------------------------------------------
New Jersey                                Atlantic, Cape May, Cumberland, Monmouth, Ocean
----------------------------------------- ----------------------------------------------------------------------------
New York                                  Nassau, Suffolk
----------------------------------------- ----------------------------------------------------------------------------
Puerto Rico                               Entire Commonwealth--All Counties
----------------------------------------- ----------------------------------------------------------------------------
South Carolina                            Beaufort Berkeley, Charleston, Colleton, Georgetown, Horry
----------------------------------------- ----------------------------------------------------------------------------
Texas                                     Aransas, Brazorla, Calhoun, Cameron, Chambers, Galveston, Town of Baytown,
                                          Jackson, Jefferson, Kenedy, Kleiberg, Matagoda, Nueces, Refugio, San
                                          Patricia, Willacy
----------------------------------------- ----------------------------------------------------------------------------
Virginia                                  Accomack, Chesapeake City, Gloucester, Hampton City, Isle of Wight,
                                          Lancaster, Langley Field City, Little Creek City, Matthews, Middlesex,
                                          Newport News City, Norfolk City, Northampton, Northumberland, Posquoson
                                          City, Portsmith City, Suffolk City, Virginia Beach City, York
----------------------------------------- ----------------------------------------------------------------------------


     14.  Insurance - Schedule B-14C

------------------------ -------------------------------- ------------------------------------------------------------
       Loan No.                   Property Name                                   Description
------------------------ -------------------------------- ------------------------------------------------------------
30438                    Courtyard by Marriott (New       All risk and business interruption insurance policies
                         Orleans)                         contain exclusions for acts of terrorism.
------------------------ -------------------------------- ------------------------------------------------------------
32376                    Holiday Inn (Orangeburg)         All risk and business interruption insurance policies
                                                          contain exclusions for acts of terrorism.
------------------------ -------------------------------- ------------------------------------------------------------
32451                    Adolfo Self Storage              All risk and business interruption insurance policies
                                                          contain exclusions for acts of terrorism.
------------------------ -------------------------------- ------------------------------------------------------------
33484                    Towne Center                     All risk and business interruption insurance policies
                                                          contain exclusions for acts of terrorism.
------------------------ -------------------------------- ------------------------------------------------------------

     23.  Legal Proceedings.

------------------------ -------------------------------- ------------------------------------------------------------
       Loan No.                   Property Name                            Description of Exception
------------------------ -------------------------------- ------------------------------------------------------------
34086                    Target (Hudson Valley Mall)      There are civil judgments and suits outstanding against
                                                          Robert Congel, including negligence, breach of contract,
                                                          fraud/misrepresentation and federal civil racketeering.
------------------------ -------------------------------- ------------------------------------------------------------


     28.  Releases of Mortgaged Properties - Schedules B-28A, B-28B and B-28C

------------- ----------------- ---------------------------------------- ---------------------- ----------------------
  Loan No.     Property Name                    Parcel                   Allocated Loan Amount    Adjusted Release
                                                                                                        Price
------------- ----------------- ---------------------------------------- ---------------------- ----------------------
33878         Sovran Self       1903 Garden Street                       $2,314,895             $2,893,618.75
              Storage           Titusville, Florida
------------- ----------------- ---------------------------------------- ---------------------- ----------------------
33878         Sovran Self       800 Abrams Avenue                        $3,300,000             $4,125,000
              Storage           Lehigh Acres, Florida
------------- ----------------- ---------------------------------------- ---------------------- ----------------------
33878         Sovran Self       11378 Springfield Pike                   $2,250,000             $2,812,500
              Storage           Springdale, Ohio
------------- ----------------- ---------------------------------------- ---------------------- ----------------------
33878         Sovran Self       1830 Needmore Road                       $2,362,500             $2,953,125
              Storage           Dayton, Ohio
------------- ----------------- ---------------------------------------- ---------------------- ----------------------
33878         Sovran Self       872 Church Street Extension              $2,073,012             $2,591,265
              Storage           Northbridge, Massachusetts
------------- ----------------- ---------------------------------------- ---------------------- ----------------------
33878         Sovran Self       4309 Roger B. Chaffee Boulevard          $1,800,000             $2,250,000
              Storage           Wyoming, Michigan
------------- ----------------- ---------------------------------------- ---------------------- ----------------------
33878         Sovran Self       1515 South 11th Street                   $2,100,000             $2,625,000
              Storage           Oshtemo Township, Michigan
------------- ----------------- ---------------------------------------- ---------------------- ----------------------
33878         Sovran Self       7551 Coleman Road                        $1,425,000             $1,781,250
              Storage           Bath (East Lansing), Michigan
------------- ----------------- ---------------------------------------- ---------------------- ----------------------
33878         Sovran Self       1639 NYS Rt. #22                         $6,574,593             $8,218,241.25
              Storage           Brewster, New York
------------- ----------------- ---------------------------------------- ---------------------- ----------------------
33878         Sovran Self       8227 North Lamar Boulevard               $3,225,000             $4,031,250
              Storage           Austin, Texas
------------- ----------------- ---------------------------------------- ---------------------- ----------------------
33878         Sovran Self       2410 East Main Street                    $3,075,000             $3,843,750
              Storage           League City, Texas
------------- ----------------- ---------------------------------------- ---------------------- ----------------------

                                      B-22

------------- ----------------- ---------------------------------------- ---------------------- ----------------------
  Loan No.     Property Name                    Parcel                   Allocated Loan Amount    Adjusted Release
                                                                                                        Price
------------- ----------------- ---------------------------------------- ---------------------- ----------------------
35281         Village Square    (entire property)                        (entire loan amount)   The release price is
              Apartments                                                                        equal to 25% of the
                                                                                                original principal
                                                                                                balance of the loan
                                                                                                plus defeasance of
                                                                                                the loan in accordance
                                                                                                with the Note.
------------- ----------------- ---------------------------------------- ---------------------- ----------------------
34538         Orchard Manor     (entire property)                        (entire loan amount)   The release price is
                                                                                                equal to 25% of the
                                                                                                original principal
                                                                                                balance of the loan
                                                                                                plus defeasance of
                                                                                                the loan in accordance
                                                                                                with the Note.
------------- ----------------- ---------------------------------------- ---------------------- ----------------------


     30.  Inspection.

------------------------ -------------------------------- ------------------------------------------------------------
       Loan No.                   Property Name                            Description of Exception
------------------------ -------------------------------- ------------------------------------------------------------
32019                    Rochelle Hall Apartments         Inspection of the property was last conducted on
                                                          June 1, 2001.
------------------------ -------------------------------- ------------------------------------------------------------


     41.  Recourse.

------------------------ -------------------------------- ------------------------------------------------------------
       Loan No.                   Property Name                            Description of Exception
------------------------ -------------------------------- ------------------------------------------------------------
33100                    Lake City Mall                   Environmental recourse is limited to $1.0 million with
                                                          respect to the indemnitors/guarantors.
------------------------ -------------------------------- ------------------------------------------------------------











                                      B-23